(Loss)/ Earnings per Share	12 Months Ended
Dec. 31, 2014
Earnings / Loss per Share [Abstract]
Earnings / Loss per Share
13.      (Loss)/ Earnings per share:
All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends. The restricted shares issued under the Company's equity incentive plans are subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed. For the years ended December 31, 2012 and 2014, and on the basis that the Company incurred losses, the effect of 18,667 and 394,167 non-vested shares, respectively, would be anti-dilutive, and “Basic loss per share” equals “Diluted loss per share”. The weighted average diluted common shares outstanding for the year ended December 31, 2013, included the effect of 65,045 incremental shares assumed to be issued under the treasury stock method, excluding 3,404 incremental shares due to their anti-dilutive effect.
The Company calculates basic and diluted losses per share as follows:

	2012	2013	2014
(Loss) / Income:
Net (loss) / income	$(314,521)	$1,850	$(11,723)

Basic (loss) / earnings per share:
Weighted average common shares outstanding, basic	5,393,131	14,051,344	58,441,193
Basic (loss) / earnings per share	$(58.32)	$0.13	$(0.20)

Effect of dilutive securities:
Dilutive effect of non vested shares	-	65,045	-
Weighted average common shares outstanding, diluted	5,393,131	14,116,389	58,441,193

Diluted (loss) / earnings per share	$(58.32)	$0.13	$(0.20)